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                                                                    Exhibit 10.1

                     Termination of Stockholders Agreement
                     -------------------------------------

This Termination of Stockholders Agreement (this "Termination"), dated as of February 22, 2000, is entered into by and between Global Crossing Ltd., a company organized under the laws of Bermuda (the "Company") and the Stockholders (as that term is defined in that certain Stockholders Agreement (the "Stockholders Agreement") dated as of August 12, 1998, as amended.

WHEREAS, the Company and the Stockholders previously entered into the Stockholders Agreement; and

WHEREAS, the parties desire to terminate the Stockholders Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree that, effective as of March 28, 2000, the Stockholders Agreement shall be terminated in its entirety and shall be of no further force or effect.

                          [Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GLOBAL CROSSING LTD.

By: /s/ James C. Gorton
Name: James C. Gorton
Title: Senior  Vice President & General Counsel

CANADIAN IMPERIAL BANK OF COMMERCE

By: /s/ Michelle Buchignani        /s/ PK Kilgour
Name: Michelle Buchignani          PK Kilgour
Title: Corporate Secretary         Director


CIBC WG FARGOSY MERCHANT FUND 3, L.P.

By: /s/ Michelle Buchignani        /s/ PK Kilgour
Name: Michelle Buchignani           PK Kilgour
Title: Corporate Secretary         Director

CO-INVESTMENT MERCHANT FUND, LLC.

By: /s/ Michael Capitides
Name: Michael Capitides
Title:_________________________

CIBC CAPITAL PARTNERS (CAYMAN) NO.1

By: /s/ Jay Levine
Name: Jay Levine
Title: Managing Director

CIBC CAPITAL PARTNERS (CAYMAN) NO.3

By: /s/ Jay Levine
Name: Jay Levine
Title: Managing Director

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GLOBAL CROSSING TRUST 1998

By: /s/ Hillel Weinberger
Name: Hillel Weinberger
Title: Trustee


GLOBAL CROSSING PARTNERS

By: /s/ Hillel Weinberger
Name: Hillel Weinberger
Title: General Partner


CONTINENTIAL CASUALTY CORPORATION

By: /s/ Marilou R. McGirr
Name: Marilou R. McGirr
Title: Vice President

CONTINENTAL CASUALTY CORP. DESIGNATED HIGH YIELD

By: /s/ Marilou R. McGirr
Name: Marilou R. McGirr
Title: Vice President

MRCO, INC.

By: /s/ John K. Grelle
Name: John K. Grelle
Title: Chief Financial Officer

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/s/ Gary Winnick
-----------------------------
GARY WINNICK


PACIFIC CAPITAL GROUP, INC.

By: /s/ Gary Winnick
Name: Gary Winnick
Title: Chairman

GKW UNIFIED HOLDINGS, LLC

By: /s/ Gary Winnick
Name:   Gary Winnick
Title: Chairman, Pacific Capital Group, Inc.

/s/ Abbott Brown
-----------------------------
ABBOTT BROWN

RIDGESTONE CORP.

By: /s/ Abbott Brown
Name: Abbott Brown
Title: President

/s/ Barry Porter
-----------------------------
BARRY PORTER

GALENIGHT CORP.

By: /s/ Barry Porter
Name: Barry Porter
Title: President

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/s/ David Lee
----------------------------
DAVID LEE

SAN PASQUAL CORP.

By: /s/ David Lee
Name: David Lee
Title: President

DAVID AND ELLEN FAMILY TRUST

By: /s/ David Lee
Name: David Lee
Title: Trustee

/s/ Lodwrick M. Cook
----------------------------
LODWRICK M. COOK